UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:_____811-09703________________________

     BCT Subsidiary, Inc.
(Exact name of Registrant as specified in charter)

100 Bellevue Parkway, Wilmington, DE	19809
(Address of principal executive offices)	(Zip code)

Robert S. Kapito, President
BCT Subsidiary, Inc.
40 East 52nd Street, New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:      888-825-2257

Date of fiscal year end:       October 31, 2006

Date of reporting period:     October 31, 2006

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVES     BLACKROCK SOLUTIONS     EQUITIES     FIXED INCOME     LIQUIDITY     REAL ESTATE

BlackRock Closed-End Funds

ANNUAL REPORT | OCTOBER 31, 2006

BCT Subsidiary, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

TABLE OF CONTENTS

Trust Summary	1

Financial Statements

Portfolio of Investments	2

Statement of Assets and Liabilities	4

Statement of Operations	5

Statement of Cash Flows	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to Financial Statements	9

Report of Independent Registered Public Accounting Firm	13

Investment Management Agreements	14

Directors Information	19

TRUST SUMMARY
OCTOBER 31, 2006
BCT Subsidiary, Inc.

The following unaudited chart shows the portfolio composition of the Trust’s long-term investments:

Portfolio Composition

Composition	October 31, 2006	October 31, 2005

U.S. Government and Agency Securities	38%	51%

Corporate Bonds	18	20

Agency Multiple Class Mortgage Pass-Through Securities	15	7

Taxable Municipal Bonds	14	10

Interest Only Mortgage-Backed Securities	8	8

Inverse Floating Rate Mortgage Securities	4	3

Mortgage Pass-Through Securities	3	1

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2006
BCT Subsidiary, Inc.

	Principal
Rating[1]	Amount
(unaudited)	(000)		Description	Value

			LONG-TERM INVESTMENTS—41.1%
			Mortgage Pass-Through Securities—1.1%
			Federal National Mortgage Assoc.,
	$ 375		5.50%, 1/01/17-2/01/17	$376,888
	15		6.50%, 7/01/29	15,499

			Total Mortgage Pass-Through Securities	392,387

			Agency Multiple Class Mortgage Pass-Through Securities—5.9%
			Federal Home Loan Mortgage Corp.,
	2,000		Ser. 1598, Class J, 6.50%, 10/15/08	2,002,862
	81		Ser. 2564, Class NC, 5.00%, 2/15/33	76,072
	23		Federal National Mortgage Assoc., Ser. 17, Class JA, 4.00%, 4/25/34	23,165
	57	[2]	Government National Mortgage Assoc., REMIC Trust 2000, Ser. 16, Class FD, 5.97%, 12/16/27	57,524

			Total Agency Multiple Class Mortgage Pass-Through Securities	2,159,623

			Inverse Floating Rate Mortgage Securities—1.7%
AAA	166	[2]	Citicorp Mortgage Securities, Inc., Ser. 14, Class A-4, 4.192%, 11/25/23	165,379
			Federal Home Loan Mortgage Corp.,
	97	[2]	Ser. 1425, Class SB, 7.966%, 12/15/07	97,272
	5	[2]	Ser. 1506, Class S, 9.71%, 5/15/08	5,358
	102	[2]	Ser. 1515, Class S, 8.756%, 5/15/08	103,024
	68	[2]	Ser. 1618, Class SA, 8.25%, 11/15/08	70,841
	22	[2]	Ser. 1661, Class SB, 8.834%, 1/15/09	22,752
			Federal National Mortgage Assoc.,
	26	[2]	Ser. 13, Class SJ, 8.75%, 2/25/09	26,883
	53	[2]	Ser. 187, Class SB, 11.795%, 10/25/07	54,461
	87	[2]	Ser. 214, Class SH, 4.359%, 12/25/08	87,256

			Total Inverse Floating Rate Mortgage Securities	633,226

			Interest Only Mortgage-Backed Securities—3.5%
			Federal Home Loan Mortgage Corp.,
	104		Ser. 1645, Class IB, 5.50%, 9/15/08	1,151
	1,970		Ser. 2523, Class EH, 5.50%, 4/15/20	167,571
	673		Ser. 2633, Class PI, 4.50%, 3/15/12	15,876
	5,605		Ser. 2739, Class PI, 5.00%, 3/15/22	314,814
	1,243		Ser. 2775, Class UB, 5.00%, 12/15/17	26,360
	2,255		Ser. 2976, Class KI, 5.50%, 11/15/34	179,326
			Federal National Mortgage Assoc.,
	1		Ser. 8, Class HA, 1,199.999%, 1/25/08	4,830
	1,607		Ser. 13, Class IG, 5.00%, 10/25/22	77,528
	3		Ser. 49, Class L, 444.917%, 4/25/13	29,462
	1		Ser. 51, Class K, 1,006.50%, 4/25/07	1,755
	10,408		Ser. 70, Class ID, 5.00%, 4/25/22	394,743
	3	[2]	Ser. 174, Class S, 97.242%, 9/25/22	12,318
	—		Ser. G-21, Class L, 949.50%, 7/25/21	9,447
NR	14,857	[2]	Vendee Mortgage Trust, Ser. 1, 0.043%, 10/15/31	28,532

			Total Interest Only Mortgage-Backed Securities	1,263,713

			Principal Only Mortgage-Backed Security—0.1%
Aaa	21	[3]	Salomon Brothers Mortgage Securities, Inc. VI, Ser. 3, Class A, 12.50%, 10/23/17	18,787

			Asset-Backed Securities—0.0%
NR	235	[2,4,5,6]	Global Rated Eligible Asset Trust, Ser. A, Class 1, 7.33%, 9/15/07	23
			Structured Mortgage Asset Residential Trust,
NR	568	[2,5,6]	Ser. 2, 8.24%, 12/15/06	57
NR	629	[2,5,6]	Ser. 3, 8.724%, 4/15/07	63

			Total Asset-Backed Securities	143

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2006
BCT Subsidiary, Inc. (continued)

	Principal
Rating[1]	Amount
(unaudited)	(000)		Description	Value

			Corporate Bonds—7.4%
Caa2	$ 100		American Airlines, Inc., 10.44%, 3/04/07	$101,250
BBB+	500	[4]	Israel Electric Corp. Ltd., 7.25%, 12/15/06 (Israel)	500,665
AA-	1,000		Morgan Stanley Group, Inc., 10.00%, 6/15/08	1,073,919
Aa1	500		U.S. Bank NA, 2.85%, 11/15/06	499,570
AA-	500		Wachovia Corp., 4.95%, 11/01/06	500,000

			Total Corporate Bonds	2,675,404

			U.S. Government and Agency Securities—15.6%
			U.S. Treasury Notes,
	3,200		3.50%, 11/15/06	3,197,751
	2,000		6.00%, 8/15/09	2,070,860
	385		6.625%, 5/15/07	388,128

			Total U.S. Government and Agency Securities	5,656,739

			Taxable Municipal Bonds—5.8%
AAA	500		Fresno California Pension Oblig., 7.80%, 6/01/14	551,920
AAA	500		Kern County California Pension Oblig., 6.98%, 8/15/09	524,580
AAA	500		Los Angeles County California Pension Oblig., Ser. D, 6.97%, 6/30/08	514,320
AAA	500		Orleans Parish Louisiana School Board, Ser. A, 6.60%, 2/01/08	508,340

			Total Taxable Municipal Bonds	2,099,160

			Total Long-Term Investments (cost $15,228,260)	14,899,182

			SHORT-TERM INVESTMENTS—59.1%
			U.S. Government and Agency Discount Notes—59.1%
			Federal Home Loan Bank Discount Notes,
	1,200	[7]	4.981%, 11/01/06	1,200,000
	20,300	[7]	5.105%, 11/15/06	20,259,857

			Total Short-Term Investments (cost $21,459,857)	21,459,857

			Total Investments—100.2% (cost $36,688,1178)	$36,359,039
			Liabilities in excess of other assets—(0.2)%	(83,707)

			Net Assets—100%	$36,275,332

[1]	Using the highest of Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moodys”) or Fitch Ratings (“Fitch”) rating.

[2]	Variable rate security. Rate shown is interest rate as of October 31, 2006.

[3]	Rate shown is effective yield as of October 31, 2006 of the underlying collateral.

[4]	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2006, the Trust held 1.4% of its net assets, with a current market value of $500,688, in securities restricted as to resale.

[5]	Security is fair valued.

[6]	Illiquid security. As of October 31, 2006, the Trust held less than 0.1% of its net assets, with a current market value of $143, in these securities.

[7]	Rate shown is the yield to maturity as of the date of purchase.

[8]	Cost for federal income tax purposes is $36,688,117. The net unrealized depreciation on a tax basis is $329,078, consisting of $349,810 gross unrealized appreciation and $678,888 gross unrealized depreciation.

KEY TO ABBREVIATION REMIC - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006
BCT Subsidiary, Inc.

Assets
Investments at value (cost $36,688,117)	$36,359,039
Interest receivable	325,174

36,684,213

Liabilities
Payable to custodian	116,023
Due to BCT	292,858

408,881

Net Assets	$36,275,332

Composition of Net Assets
Par value	$29,571
Paid-in capital in excess of par	36,483,727
Undistributed net investment income	3,300,039
Accumulated net realized loss	(3,208,927)
Net unrealized depreciation	(329,078)

Net assets, October 31, 2006	$36,275,332

Net asset value per share:
($36,275,332 ÷ 2,957,093 shares issued and outstanding)	$12.27

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended October 31, 2006
BCT Subsidiary, Inc.

Investment Income
Interest income	$1,990,506

Expenses
Investment advisory	192,204
Administration	52,419
Custodian	58,827
Reports to shareholders	4,650
Independent accountants	24,903
Legal	9,711
Miscellaneous	11,625

Total expenses	354,339

Net investment income	1,636,167

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(463,092)

Net change in unrealized appreciation/depreciation on:
Investments	392,373
Swaps	(176)

392,197

Net loss	(70,895)

Net Increase in Net Assets Resulting from Operations	$1,565,272

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the year ended October 31, 2006
BCT Subsidiary, Inc.

Net Increase in Net Assets Resulting from Operations to
Net Cash Flows Provided by Operating Activities
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,565,272

Purchases of long-term investments	(965,788)
Proceeds from sales of long-term investments	18,496,390
Net purchases of short-term investments	(17,833,635)
Amortization of premium and discount on investments	624,359
Net realized loss on investments	463,092
Increase in unrealized appreciation/depreciation on investments	(392,373)
Decrease in unrealized appreciation on swaps	176
Decrease in interest receivable	158,004
Decrease in other assets	1,953
Increase in payable to custodian	116,023
Decrease in interest payable	(4,386)

Total adjustments	663,815

Net cash provided by operating activities	$2,229,087

Cash used for financing activities:
Cash dividends paid	(2,269,778)

Net decrease in cash	(40,691)
Cash at beginning of year	40,691

Cash at end of year	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended October 31, 2006 and 2005
BCT Subsidiary, Inc.

	2006	2005

Net Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,636,167	$1,610,614
Net realized gain (loss)	(463,092)	715,759
Net change in unrealized appreciation/depreciation	392,197	(3,018,625)

Net increase (decrease) in net assets resulting from operations	1,565,272	(692,252)

Dividends from net investment income	(2,269,778)	—

Total decrease	(704,506)	(692,252)

Net Assets
Beginning of year	36,979,838	37,672,090

End of year	$36,275,332	$36,979,838

End of year undistributed net investment income	$3,300,039	$3,933,478

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BCT Subsidiary, Inc.

	Year Ended October 31,

	2006	2005	2004	2003	2002

PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year	$12.51	$12.74	$14.09	$14.05	$13.33

Investment operations:
Net investment income	0.55	0.54	0.69	1.17	1.45
Net realized and unrealized gain (loss)	(0.02)	(0.77)	0.11	(1.13)	0.22

Net increase (decrease) from investment operations	0.53	(0.23)	0.80	0.04	1.67

Dividends and distributions from:
Net investment income	(0.77)	—	(1.62)	—	(0.95)
Net realized gains	—	—	(0.53)	—	—

Total dividends and distributions	(0.77)	—	(2.15)	—	(0.95)

Net asset value, end of year	$12.27	$12.51	$12.74	$14.09	$14.05

TOTAL INVESTMENT RETURN[1]	5.18%	(1.81)%	6.64%	0.28%	12.55%

RATIOS TO AVERAGE NET
ASSETS:
Total expenses	1.01%	2.30%	2.50%	1.95%	2.35%
Total expenses excluding interest expense and excise tax	1.01%	1.04%	1.03%	1.05%	1.03%
Net investment income	4.68%	4.70%	5.57%	8.59%	10.49%
SUPPLEMENTAL DATA:
Average net assets (000)	$34,946	$34,267	$36,628	$40,418	$40,991
Portfolio turnover	3%	101%	14%	30%	37%
Net assets, end of year (000)	$36,275	$36,980	$37,672	$41,654	$41,559
Reverse repurchase agreements outstanding, end of year (000)	$—	$—	$19,263	$18,416	$23,669
Asset coverage, end of year[2]	$—	$—	$2,956	$3,262	$2,756
Reverse repurchase agreements average daily balance (000)	$—	$7,865	$21,883	$19,409	$17,388
Reverse repurchase agreements weighted average interest rate	—%	2.32%	1.20%	1.21%	1.82%

[1]	This entity is not publicly traded. The total investment return is calculated assuming a purchase of a share at the current net asset value on the first day and a sale at the current net asset value on the last day of each year reported. Past performance is not a guarantee of future results.

[2]	Per $1,000 of reverse repurchase agreements outstanding.

The information in the above Financial Highlights represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements for the Trust’s common shares.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
BCT Subsidiary, Inc.

Note 1. Organization & Accounting Policies    BCT Subsidiary, Inc. (the “Trust”) was incorporated under the laws of the State of Maryland on November 12, 1999, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Broad Investment Grade 2009 Term Trust Inc. (“BCT”), incorporated under the laws of the State of Maryland, and as such, is a wholly owned subsidiary of BCT.

     On September 29, 2006, BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) and Merrill Lynch & Co., Inc. (“Merrill Lynch’’) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM’’), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC’’) has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

     Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust considers the risk of loss from such claims to be remote.

     The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation: The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board (the “Board”) of Directors (the “Trustees”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Swap quotations are provided by dealers selected under the supervision of the Board. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Investments or other assets for which such current market quotations are not readily available are valued at fair value (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s Board. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

     In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Trust’s financial statements has not been determined.

Investment Transactions and Investment Income: Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. The Trust records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc., each of which may be presumed to be an affiliate of BlackRock Advisors, LLC. It is possible, under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc., could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Trust’s Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and/or by the lower repurchase price at the future date.

Option Writing/Purchasing: When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Option writing and purchasing may be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees.

Credit Default Swaps: Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Total Return Swaps: Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trust will receive a payment from or make a payment to the counterparty.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Interest Rate Swaps: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agree-

ment at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of that extra income by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

     Financial futures contracts, when used by the Trusts, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trusts may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

Short Sales: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Bonds Borrowed Agreements: In a bonds borrowed agreement, the Trust borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Bonds borrowed agreements are primarily entered into to settle short positions. In a bonds borrowed agreement, the Trust’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the bonds borrowed transaction, including accrued interest. To the extent that bonds borrowed transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Trust may be delayed or limited.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the “Commission”) require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the Commission, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes: It is the Trust’s intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of their taxable income to shareholders. Therefore, no federal income tax provisions have been recorded.

     On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities including investment and swap valuations at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Note 2. Agreements The Trust has an Investment Management Agreement with BlackRock Advisors, LLC (the “Advisor”), which is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. may be presumed to be an affiliate of Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. The Investment Management Agreement covers both investment advisory and administration services.

     The Trust reimburses BCT for its pro rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BCT.

Note 3. Portfolio Securities   Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. government securities, for the year ended October 31, 2006 were $965,788 and $16,796,390, respectively. Purchases and sales of U.S. government securities for the year ended October 31, 2006 were $0 and $1,700,000, respectively.

Note 4. Income Tax Information   The tax character of distributions paid during the year ended October 31, 2006 and 2005 were as follows:

Year ended October 31, 2006

	Long-term
Ordinary Income	Capital Gains	Total Distributions

$2,269,778	$ —	$2,269,778

Year ended October 31, 2005

	Long-term
Ordinary Income	Capital Gains	Total Distributions

$3,328,146A	$ —	$3,328,146

A For tax purposes the Trust has elected to pay an ordinary consent dividend to BCT for the tax year ended November 30, 2004.

     As of October 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-term	Unrealized
Income	Capital Gains	Net Appreciation

$3,300,384	$ —	$ —

     For federal income tax purposes, the Trust had a capital loss carryforwards at November 30, 2003 and November 30, 2004, the Trust’s tax year end, of $2,061,303 expiring in 2011 and $684,360 expiring in 2012, respectively. This amount may be used to offset future realized capital gains.

Reclassification of Capital Accounts: In order to present undistributed (distribution in excess of) net investment income (“UNII”) and accumulated net realized gain (“Accumulated Gain”) more closely to its tax character, the following accounts for the Trust were increased (decreased):

UNII	Accumulated Gain

$172	$(172)

Note 5. Capital   There are 200 million of $0.01par value common shares authorized. BCT owned all of the 2,957,093 shares outstanding at October 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Shareholders of BCT Subsidiary, Inc. (“Trust”)

     We have audited the accompanying statement of assets and liabilities of the Trust, including the portfolio of investments, as of October 31, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of October 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 29, 2006

INVESTMENT MANAGEMENT AGREEMENTS

     Under the 1940 Act, the continuation of each Trust’s investment management agreement generally is required to be approved annually by the Boards, including the Independent Trustees. At a meeting held on May 23, 2006, the Board of each Trust, including the Independent Trustees, met to consider the annual continuation of each management agreement in effect prior to such date (the “Old Management Agreements”). The Boards first considered the annual continuation of each Old Management Agreement without considering the impending acquisition by BlackRock, Inc. of the management business of Merrill Lynch & Co., Inc. (the “Transaction”), because the Old Management Agreements needed to be reapproved whether or not the Transaction closes. Accordingly, it was appropriate to review each Old Management Agreement without considering the impending Transaction, and then to separately consider the impact of the Transaction on the Old Management Agreements.

     At the meeting on May 23, 2006, the Board of each Trust, including the directors of the Trust who are not interested persons of the Trust for purposes of the Investment Company Act of 1940, as amended (the “Independent Trustee”), unanimously approved the continuance of each Old Management Agreement for each Trust with a contract considered for renewal and then approved a new management agreement for each Trust to take effect following the completion of the Transaction (the “New Management Agreements”).

Information Received by the Boards

     To assist each Board in its evaluation of the Old Management Agreements, the Independent Trustees received information from BlackRock on or about April 22, 2006, which detailed, among other things: the organization, business lines and capabilities of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc., “BlackRock”) the sub-advisors, if any, for each Trust (collectively, the “Advisor”, including the responsibilities of various departments and key personnel and biographical information relating to key personnel; financial statements for BlackRock, PNC and each Trust; the advisory and/or administrative fees paid by each Trust to the Advisors, including comparisons, compiled by an independent third party, with the management fees of funds with similar investment objectives (“Peers”); the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; the expenses of BlackRock in providing the various services; non-investment advisory reimbursements and “fallout” benefits to BlackRock; the expenses of each Trust, including comparisons of the respective Trust’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and each Trust’s performance for the past one-, three-, five- and ten-year periods, when applicable, and each Trust’s performance compared to its Peers. This information supplemented the information received by each Board throughout the year regarding each Trust’s performance, expense ratios, portfolio composition, trade execution and compliance.

     In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided a legal memorandum outlining, among other things, the duties of each Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties as well as factors to be considered by the boards in voting on advisory agreements.

     The Independent Trustees reviewed this information and discussed it with independent counsel in executive session prior to the Board meeting. At the Board meeting on May 23, 2006, BlackRock made a presentation to and responded to additional questions from the Boards. After the presentations and after additional discussion, each Board considered each Old Management Agreement and, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the renewal of the Old Management Agreements.

Matters Considered by the Boards

The Old Management Agreements

     In connection with their deliberations with respect to the Old Management Agreements, the Boards considered all factors they believed relevant with respect to each Trust, including the following: the nature, extent and quality of the services to be provided by the Advisors; the investment performance of each Trust; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Trusts; the extent to which economies of scale would be realized as the BlackRock closed-end fund complex grows; and whether BlackRock realizes other benefits from its relationship with the Trusts.

     Nature and Quality of Investment Advisory and Sub-Advisory Services. In evaluating the nature, extent and quality of the Advisors’ services, each Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Trust, including narrative and statistical information concerning each Trust’s performance record and how such performance compares to each Trust’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Boards noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Boards. Each Board further considered the quality of the Advisors’ investment process in making portfolio management decisions. Given the Boards’ experience with BlackRock, the Boards noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of BlackRock. The Boards also noted that the formation of Portfolio Review Committees and a Compliance Committee had helped each Board to continue to improve their understanding of BlackRock’s organization, operations and personnel.

     In addition to advisory services, the Independent Trustees considered the quality of the administrative or non-investment advisory services provided to the Trusts. In this regard, the Advisors provide each Trust with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Trusts) and officers and other personnel as are necessary for the operation of the respective Trust. In addition to investment management services, the Advisors and their affiliates provide each Trust with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Trust websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). The Boards considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

     Investment Performance of the Trusts. As previously noted, the Boards received performance information regarding each Trust and its Peers. Among other things, the Boards received materials reflecting each Trust’s historic performance and each Trust’s performance compared to its Peers. More specifically, each Trust’s one-, three-, five- and ten-year total returns (when applicable) were evaluated relative to its respective Peers (including the performance of individual Peers as well as the Peers’ median performance).

     The Boards reviewed a narrative analysis of the third-party Peer rankings, prepared by BlackRock at the Boards’ request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons. In evaluating the performance information, in certain limited instances, the Boards noted that the Peers most similar to a given Trust still would not adequately reflect such Trust’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Trust’s performance with that of its Peers.

     With respect to BCT Subsidiary, Inc., the Board noted that BCT Subsidiary, Inc. is a Trust with a finite term and that its performance is not comparable to its Peers because its performance is affected by the duration of its portfolio. The duration of BCT Subsidiary, Inc.’s portfolio is very different from the portfolio duration of funds without a finite life as the Peers selected by Lipper.

     After considering this information, the Boards concluded that the performance of each Trust, in light of and after considering the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust’s Old Management Agreement should be renewed.

     Fees and Expenses. In evaluating the management fees and expenses that a Trust is expected to bear, the Boards considered each Trust’s management fee structure and the Trust’s expected expense ratios in absolute terms as well as relative to the fees and expense ratios of applicable Peers. In reviewing fees, each Board, among other things, reviewed comparisons of each Trust’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of the applicable Peers. The Boards also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the request of the Boards. This summary placed the rankings into context by analyzing various factors that affect these comparisons.

     The Boards also compared the management fees charged to the Trusts by the Advisors to the management fees the Advisors charge other types of clients (such as open-end investment companies and separately managed institutional accounts). With respect to open-end investment companies, the management fees charged to the Trusts generally were higher than those charged to the open-end investment companies. The Boards also noted that the Advisors provide the Trusts with certain services not provided to open-end funds, such as leverage management in connection with the issuance of preferred shares, stock exchange listing compliance requirements, rating agency compliance with respect to the leverage employed by the Trusts and secondary market support and other services not provided to the Trusts, such as monitoring of subscriptions and redemptions. With respect to separately managed institutional accounts, the management fees for such accounts were generally lower than those charged to the comparable Trusts. The Boards noted, however, the various services that are provided and the costs incurred by the Advisors in managing and operating the Trusts. For instance, the Advisors and their affiliates provide numerous services to the Trusts that are not provided to institutional accounts including, but not limited to: preparing shareholder reports and communications, including annual and semi-annual financial statements; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; income monitoring; expense budgeting; preparing proxy statements; and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). Further, the Boards noted the increased compliance requirements for the Trusts in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts.

  Small Trust. The Board of BCT Subsidiary, Inc. noted that BCT Subsidiary, Inc. incurs total expenses that are worse than median of its Peers. The Boards noted that because BCT Subsidiary, Inc. is small relative to its Peers, the fixed costs associated with operating BCT Subsidiary, Inc. adversely affects its relative expense ratios. BCT Subsidiary, Inc. pays contractual management fees that are better than or equal to the median of its Peers.

     In connection with the Boards’ consideration of this information, the Boards reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to each Trust, the Boards concluded that the fees paid and expenses incurred by each Trust under its Old Management Agreements supports a conclusion that each Trust’s Old Management Agreements should be renewed.

     Profitability. The Trustees also considered BlackRock’s profitability in conjunction with their review of fees. The Trustees reviewed BlackRock’s revenues, expenses and profitability margins on an after-tax basis. In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Trustees also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Boards also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

     The Boards recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Boards considered BlackRock’s pre-tax profit margin compared to the pre-tax profitability of various publicly traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results. The comparison indicated

that BlackRock’s pre-tax profitability was in the second quartile of the fifteen companies compared (including BlackRock), with the most profitable quartile being ranked first and the least profitable quartile being ranked fourth.

     In evaluating the reasonableness of the Advisors’ compensation, the Boards also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services. The Boards noted that these payments were less than the Advisors’ costs for providing these services. The Boards also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive that are attributable to their management of the Trusts.

     In reviewing each Trust’s fees and expenses, the Boards examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trusts’ fee structures, for example through the use of breakpoints. In this connection, the Boards reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints, as closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently, consistent with its own investment objectives. The Boards also noted that the one registered closed-end investment company managed by BlackRock has a breakpoint in its fee structure, but that fund that was inherited by BlackRock when it took over managing the fund from another manager and that BlackRock simply retained the structure it inherited. The information also revealed that only one closed-end fund complex used a complex-level breakpoint structure, and that this complex generally is homogeneous with regard to the types of funds managed and is about four times as large as the Trusts’ complex.

     The Boards concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust’s Old Management Agreements should be renewed.

     Other Benefits. In evaluating fees, the Boards also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Trusts. The Trustees, including the Independent Trustees, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Trusts, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Trusts’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Boards also considered the unquantifiable nature of these potential benefits.

     Miscellaneous. During the Boards’ deliberations in connection with the Old Management Agreements, the Boards were aware that the Advisor pays compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of many of its closed-end funds, and to employees of the Advisors’ affiliates that participated in the offering of such funds. The Boards considered whether the management fee met applicable standards in light of the services provided by the Advisors, without regard to whether the Advisors ultimately pay any portion of the anticipated compensation to the underwriters.

     Conclusion with respect to the Old Management Agreements. In reviewing the Old Management Agreements without considering the impending Transaction, the Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees, including the Independent Trustees, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Trust, was acceptable for each Trust and supported the Trustees’ conclusion that the terms of each Old Management Agreement were fair and reasonable, that the respective Trust’s fees are reasonable in light of the services provided to the respective Trust, and that each Old Management Agreement should be approved.

The Transaction

     On September 29, 2006, Merrill Lynch contributed its investment management business, MLIM, to BlackRock, one of the largest publicly traded investment management firms in the United States and the parent company of the Advisor, to form a new asset management company that is one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. The new company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch owns no more than 49.8% of the total capital stock of the new company on a fully diluted basis and it owns no more than 45% of the new company’s voting power, and The PNC Financial Services Group, LLC (“PNC”), which previously held a majority interest in BlackRock, retains approximately 34% of the new company’s common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock’s board of directors.

The New Management Agreements

     Consequences of the Transaction. On February 23, 2006, April 21, 2006 and May 23, 2006 members of BlackRock management made presentations on the Transaction to the Trustees and the Trustees discussed with management and amongst themselves management’s general plans and intentions regarding the Trusts, including the preservation, strengthening and growth of BlackRock’s business and its combination with MLIM’s business. The Boards also inquired about the plans for and anticipated roles and responsibilities of certain BlackRock employees and officers after the Transaction. The Independent Trustees also met in executive session to discuss the Transaction. After these meetings, BlackRock continued to update the Boards with respect to its plans to integrate the operations of BlackRock and MLIM and the potential impact of those plans on the Trusts as those plans were further developed.

     At the Board meeting on May 23, 2006, after considering and approving the Old Management Agreements, the Boards (including the Independent Trustees) then considered the information received at or prior to the meeting and the consequences of the Transaction to each Trust, including, among other things:

     (i) that BlackRock, MLIM and their investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock advised the Boards that in connection with the completion of the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Furthermore, these combination processes will result in changes to the portfolio management teams for each of the Trusts;.

     (ii) that BlackRock advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Trusts and their shareholders by the Advisors, including compliance services;

     (iii) that BlackRock advised the Boards that it has no present intention to alter the expense waivers and reimbursements currently in effect for certain of the Trusts;

     (iv) the experience, expertise, resources and performance of MLIM that will be contributed to BlackRock after the closing of the Transaction and their anticipated impact on BlackRock’s ability to manage the Trusts;

     (v) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

     (vi) the potential effects of regulatory restrictions on the Trusts as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

     (vii) the fact that each Trust’s aggregate investment advisory and sub-advisory fees payable under the New Management Agreements and the Old Management Agreements are identical;

     (viii) the terms of the New Management Agreements, including the differences from the Old Management Agreements (see “Comparison of Old Management Agreements to the New Management Agreements” above);

     (ix) that the Trusts would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

     (x) that BlackRock and Merrill Lynch have agreed to conduct their respective businesses (and use reasonable best efforts to cause their respective affiliates to conduct their respective businesses) to enable the conditions of Section 15(f) to be true in relation to any registered investment companies advised by MLIM and registered under the 1940 Act and have agreed to the same conduct in relation to the BlackRock registered investment companies to the extent it is determined the Transaction is an assignment under the 1940 Act.

     Nature and Quality of Investment Advisory and Sub-Advisory Services. The Boards considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the Advisors, the potential implications of regulatory restrictions on the Trusts following the Transaction and the ability of the Advisors to perform their duties after the Transaction. The Boards considered that the services to be provided and the standard of care under the New Management Agreements are the same as under the Old Management Agreements. The Boards also considered statements by management of BlackRock that, in connection with integrating the operations of the Advisors and MLIM, the objective was to preserve the best of both organizations in order to enhance BlackRock’s ability to provide investment advisory services following completion of the Transaction.

     The Boards noted that it is impossible to predict with certainty the impact of the Transaction on the nature, quality and extent of the services provided by the Advisors to the Trusts, but concluded based on the information currently available and in light of all of the current facts and circumstances, that the Transaction is likely to provide the Advisors with additional resources with which to serve the Trusts and was not expected to adversely affect the nature, quality and extent of the services to be provided to the Trusts and their shareholders by the Advisors and was not expected to materially adversely affect the ability of the Advisors to provide those services.

     The Board considered that BlackRock portfolio managers for the Trust would remain the same following completion of the Transaction.

     Investment Performance of the Trusts. The Boards examined MLIM’s investment performance with respect to its closed-end funds. The Boards noted the Advisors’ and MLIM’s considerable investment management experience and capabilities. The Boards considered this information together with the level of services expected to be provided to the Trusts. Although the Boards noted that it is impossible to predict the effect, if any, that consummation of the Transaction would have on the future performance of the Trusts, the Boards concluded that the information currently available, in light of all of the current facts and circumstances, supported approving the New Management Agreements.

     Fees. The Boards noted that the fees payable by the Trusts under the New Management Agreements are identical to the fees payable under the Old Management Agreements. The Boards also considered the fees paid by the MLIM closed-end funds. In light of (i) the Boards’ approval of the fees paid by each Trust pursuant to the Old Management Agreements at the May 23, 2006 meeting, (ii) the fact that no change to the fees paid by any Trust was proposed solely as a result of the Transaction, and (iii) the Boards’ earlier conclusion with respect to the services expected to be provided to the Trusts under the New Management Agreements, the Boards concluded that the fee structure under the New Management Agreements was reasonable.

     Profitability. Management of the Advisors stated to the Boards that, following the Transaction, the current intention is to continue to determine profitability and report profitability to the Boards in the same way as they did prior to the Transaction, subject to management’s desire to preserve the best practices of MLIM. Management of the Advisors stated that any changes in the methods used to determine profitability and report profitability to the Boards would be discussed with the Boards. The Boards considered the potential for increased economies of scale as a result of the Transaction and whether any economies of scale should be reflected in the Trusts’ fee structures. The Boards also considered that the process of integrating the operations of the Advisors and MLIM was in the early stages and that considerable expense would be incurred in connection with integrating such operations, all of which made it difficult to conclude that economies of scale would be realized as a result of the Transaction. In light of the foregoing, the Boards concluded that, at this time, no changes were necessary to the fee structure of the Trusts as a result of the Transaction.

     Other Benefits. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Management Agreements, the Boards considered whether the Transaction would have an impact on the ancillary benefits received by the Advisor by virtue of the Old Management Agreements. Based on its review of the materials provided, including materials received in connection with its approval of the continuance of each Old Management Agreement earlier at the May 23, 2006 meetings of the Boards and its discussions with the Advisors, the Boards noted that such benefits were difficult to quantify with certainty at this time and indicated that it would continue to evaluate them going forward.

     Conclusion with respect to the New Management Agreements. The Trustees did not identify any single consequence of the Transaction discussed above as all-important or controlling. The Boards determined that all of the factors referred to in their evaluation of the Old Management Agreements described above under “Matters Considered by the Boards - The Old Management Agreements” are applicable to the evaluation of the New Management Agreements and concluded that these factors, in light of all the other factors and all of the facts and circumstances applicable to each Trust, were acceptable for each Trust and supported the Trustees’conclusion that the terms of each New Management Agreement were fair and reasonable, that the fees in each New Management Agreement are fair and reasonable in light of the services provided to the respective Trust and that each New Management Agreement should be approved.

Shareholder Meeting

     At the shareholder meeting for the Trust held on August 23, 2006, the shareholders of the Trust approved the New Management Agreement for the Trust.

DIRECTORS INFORMATION (Unaudited)

Events or transactions by
				Number of		reason of which the Trustee
		Term of office		portfolios over-	Other Directorships	is an interested person as
	Current positions	and length of time	Principal occupations	seen within the	held outside the	defined in Section 2(a)
Name, address, age	held with the Trust	served	during the past five years	fund complex[1]	fund complex[1]	(19) of the 1940 Act

Interested Directors[2]

Ralph L.	Chairman of the	3 years4/since	Director since 1999 and President of	68	Member of the	Director and President of
Schlosstein	Board[3]	inception	BlackRock, Inc. since its formation		Visiting Board of	the Advisor.
BlackRock, Inc.			in 1998 and of BlackRock, Inc.’s		Overseers of the John
40 East 52nd Street			predecessor entities since 1988.		F. Kennedy School of
New York, NY			Member of the Management		Government at
10022			Committee and Investment Strategy		Harvard University, a
Age: 55			Group of BlackRock, Inc. Formerly,		member of the board
			Managing Director of Lehman		of the Financial
			Brothers, Inc. and Co-head of its		Institutions Center of
			Mortgage and Savings Institutions		The Wharton School
			Group. Chairman and President of		of the University of
			the BlackRock Liquidity Funds and		Pennsylvania, a
			Director of several of BlackRock’s		Trustee of the
			alternative investment vehicles.		American Museum of
Natural History, a
Trustee of Trinity
School in New York
City, a member of the
Board of Advisors of
Marujupu LLC, and a
Trustee of New
Visions for Public
Education of The
Public Theater in New
York City and the
James Baird
Foundation. Formerly,
a director of Pulte
Corporation, the
nation’s largest home-
builder, a Trustee of
Denison University
and a member of
Fannie Mae’s
Advisory Council.

Robert S. Kapito	President and	3 years4/since	Director, since 2006, and Vice	58	Chairman of the	Director and Vice
BlackRock, Inc.	Director	August 22,	Chairman of BlackRock, Inc. Head		Hope and Heroes	Chairman of the Advisor.
40 East 52nd Street		2002	of the Portfolio Management Group.		Children’s Cancer
New York, NY			Also a member of the Management		Fund. President of
10022			Committee, the Investment Strategy		the Board of
Age: 49			Group, the Fixed Income and Global		Directors of the
			Operating Committees and the		Periwinkle National
			Equity Investment Strategy Group.		Theatre for Young
			Responsible for the portfolio man-		Audiences.
agement of the Fixed Income,
Domestic Equity and International
Equity, Liquidity, and Alternative
Investment Groups of BlackRock.

DIRECTORS INFORMATION (Unaudited) (Continued)

Number of
portfolios overseen
	Current positions held	Term of office and	Principal occupations	within the fund	Other Directorships held
Name, address, age	with the Trust	length of time served	during the past five years	complex[1]	outside the fund complex

Independent Directors

Andrew F. Brimmer	Lead Director	3 years4/since	President of Brimmer & Company, Inc., a	58	Former Director of
P.O. Box 4546	Audit Committee	inception	Washington, D.C.-based economic and		CarrAmerica Realty
New York, NY	Chairman[5]		financial consulting firm, also Wilmer D.		Corporation and Borg-
10163-4546			Barrett Professor of Economics, University		Warner Automotive,
Age: 80			of Massachusetts – Amherst. Formerly		Airborne Express,
			member of the Board of Governors of the		BankAmerica
			Federal Reserve System. Former		Corporation (Bank of
			Chairman, District of Columbia Financial		America), BellSouth
			Control Board.		Corporation, College
Retirement Equities Fund
(Trustee), Commodity
Exchange, Inc. (Public
Governor), Connecticut
Mutual Life Insurance
Company, E.I. du Pont de
Nemours & Company,
Equitable Life Assurance
Society of the United
States, Gannett Company,
Mercedes-Benz of North
America, MNC Financial
Corporation (American
Security Bank), NCM
Capital Management,
Navistar International
Corporation, PHH Corp.
and UAL Corporation
(United Airlines).

Richard E. Cavanagh	Director	3 years4/since	President and Chief Executive Officer of	58	Trustee: Aircraft Finance
P.O. Box 4546	Audit Committee	inception	The Conference Board, Inc., a leading		Trust (AFT) and
New York, NY	Member		global business research organization, from		Chairman of the Board of
10163-4546			1995-present. Former Executive Dean of		Trustees, Educational
Age: 60			the John F. Kennedy School of Government		Testing Service (ETS).
			at Harvard University from 1988-1995.		Director, Arch
			Acting Director, Harvard Center for		Chemicals, Fremont
			Business and Government (1991-1993).		Group and The Guardian
			Formerly Partner (principal) of McKinsey		Life Insurance Company
			& Company, Inc. (1980-1988). Former		of America.
Executive Director of Federal Cash
Management, White House Office of
Management and Budget (1977-1979). Co-
author, THE WINNING PERFORMANCE
(best selling management book published in
13 national editions).

Kent Dixon	Director	3 years4/since	Consultant/Investor. Former President and	58	Former Director of ISFA
P.O. Box 4546	Audit Committee	inception	Chief Executive Officer of Empire Federal		(the owner of INVEST, a
New York, NY	Member[5]		Savings Bank of America and Banc PLUS		national securities broker-
10163-4546			Savings Association, former Chairman of		age service designed for
Age: 69			the Board, President and Chief Executive		banks and thrift
			Officer of Northeast Savings.		institutions).

Frank J. Fabozzi	Director	3 years4/since	Consultant. Editor of THE JOURNAL OF	58	Director, Guardian
P.O. Box 4546	Audit Committee	inception	PORTFOLIO MANAGEMENT and		Mutual Funds Group (18
New York, NY	Member[5]		Adjunct Professor of Finance at the School		portfolios).
10163-4546			of Management at Yale University. Author
Age: 58			and editor of several books on fixed
income portfolio management.

DIRECTORS INFORMATION (Unaudited) (Continued)

Number of
portfolios
overseen
within
	Current positions	Term of office and	Principal occupations	the fund	Other Directorships held
Name, address, age	held with the Trust	length of time served	during the past five years	complex[1]	outside the fund complex

Independent Directors (continued)

Kathleen F. Feldstein	Director	3 years4/since	President of Economics Studies, Inc., a	58	Director of BellSouth Inc.
P.O. Box 4546		January 19, 2005	Belmont, MA-based private economic		and McClatchy Company;
New York, NY			consulting firm, since 1987; Chair, Board		Trustee of the Museum of
10163-4546			of Trustees, McLean Hospital in Belmont,		Fine Arts, Boston, and of the
Age: 65			MA.		Committee for Economic
Development; Corporation
Member, Partners HealthCare
and Sherrill House; Member
of the Visiting Committee of
the Harvard University Art
Museums and of the
Advisory Board to the
International School of
Business at Brandeis
University.

R. Glenn Hubbard	Director	3 years4/since	Dean of Columbia Business School since	58	Director of ADP, R.H.
P.O. Box 4546		November 16, 2004	July 1, 2004. Columbia faculty member		Donnelly, Duke Realty, KKR
New York, NY			since 1988. Co-director of Columbia		Financial Corporation, and
10163-4546			Business School’s Entrepreneurship Program		Ripplewood Holdings, the
Age: 48			1994-1997. Visiting professor at the John F.		Council on Competitiveness,
			Kennedy School of Government at Harvard		the American Council on
			and the Harvard Business School, as well as		Capital Formation, the Tax
			the University of Chicago. Visiting scholar at		Foundation and the Center
			the American Enterprise Institute in		for Addiction and Substance
			Washington and member of International		Abuse. Trustee of Fifth
			Advisory Board of the MBA Program of		Avenue Presbyterian Church
			Ben-Gurion University. Deputy assistant sec-		of New York.
retary of the U.S. Treasury Department for
Tax Policy 1991-1993. Chairman of the U.S.
Council of Economic Advisers under the
President of the United States 2001–2003.

[1]	The Fund Complex means two or more registered investments companies that: (1) hold themselves out to investors as related companies for pur- poses of investment and investor services; or (2) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

[2]	Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.

[3]	Director since inception; appointed Chairman of the Board on August 22, 2002.

[4]	The Board is classified into three classes of which one class is elected annually. Each Director serves a three-year term concurrent with the class from which they are elected.

[5]	The Board of the Trust has determined that the Trust has three Audit Committee financial experts serving on its Audit Committee, Dr. Brimmer, Mr. Dixon and Mr. Fabozzi, each of whom are independent for the purpose of the definition of Audit Committee financial expert as applicable to the Trust.

BCT Subsidiary, Inc.

Directors	Accounting Agent and Custodian
Ralph L. Schlosstein, Chairman	State Street Bank and Trust Company
Andrew F. Brimmer, Lead Trustee	2 Avenue de Lafayette
Richard E. Cavanagh	Boston, MA 02111
Kent Dixon
Frank J. Fabozzi	Independent Registered Public Accounting Firm
Kathleen F. Feldstein	Deloitte & Touche LLP
R. Glenn Hubbard	200 Berkeley Street
Robert S. Kapito	Boston, MA 02116

Officers	Legal Counsel
Robert S. Kapito, President	Skadden, Arps, Slate, Meagher & Flom LLP
Donald C. Burke, Treasurer	4 Times Square
Bartholomew Battista, Chief Compliance Officer	New York, NY 10036
Anne Ackerley, Vice President
Neal Andrews, Assistant Treasurer	Legal Counsel – Independent Directors
Jay Fife, Assistant Treasurer	Debevoise & Plimpton LLP
Spencer Fleming, Assistant Treasurer	919 Third Avenue
James Kong, Assistant Treasurer	New York, NY 10022
Robert Mahar, Assistant Treasurer
Vincent B. Tritto, Secretary
Brian P. Kindelan, Assistant Secretary

Investment Advisor
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 699-1BFM.

The Trust has delegated to the Advisor the voting of proxies relating to their voting securities pursuant to the Advisor’s proxy voting policies and procedures. You may obtain a copy of these proxy voting policies and procedures, without charge, by calling (800) 699-1BFM. These policies and procedures are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Information on how proxies relating to the Trust’s voting securities were voted (if any) by the Advisor during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 699-1BFM or on the website of the Commission at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings for the first and third quarters of its respective fiscal year with the Commission on Form N-Q. The Trust’s Form N-Q will be available on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Form N-Q, may also be obtained, upon request, by calling (800) 699-1BFM.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

Item 2. Code of Ethics.
(a)      The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)      Not applicable.

(c)      The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)      The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)      Not applicable.

(f)      The Registrant's Code of Ethics is available without charge at www.blackrock.com.

Item 3. Audit Committee Financial Expert.
The Registrant's Board of Trustees has determined that it has three audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Dr. Andrew F. Brimmer, Kent Dixon and Frank Fabozzi. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. Dr. Brimmer retired from the Board of Trustees as of December 31, 2006.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $11,525 for the fiscal year ended October 31, 2006 and $10,500 for the fiscal year ended October 31, 2005.

(b)      Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005. The nature of the service includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c)      Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $8,000 for the fiscal year ended October 31, 2006 and $7,500 for the fiscal year ended October 31, 2005. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning and miscellaneous tax advice.

(d)      All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005. The nature of the service includes a review of compliance procedures and provided an attestation regarding such review.

(e)      Audit Committee Pre-Approval Policies and Procedures.

          (1) The Registrant has polices and procedures (the "Policy") for the pre-approval by the Registrant's Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust's independent auditor (the "Independent Auditor") to the Registrant and other "Covered Entities" (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the "Service Pre-Approval Documents"). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

          For the purposes of the Policy, "Covered Services" means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity, "Covered Entities" means (1) the Advisor or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

          In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

          Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

          The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

          In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

          Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

          The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

          All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

          Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent

Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission ("SEC") on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

          (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       Not applicable.

(g)      The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment advisrr (except for any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years were $286,200 for the fiscal year ended October 31, 2006 and $286,200 for the fiscal year ended October 31, 2005.

(h)      The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of: Dr. Andrew F. Brimmer; Richard E. Cavanagh; Kent Dixon and Frank J. Fabozzi. Dr. Brimmer retired from the Board of Trustees as of December 31, 2006.

Item 6. Schedule of Investments.
The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, BlackRock Advisors, LLC (the "Advisor"), and its sub-advisor, BlackRock Financial Management, Inc. (the "Sub-Advisor"). The Proxy Voting Policies and Procedures of the Advisor and Sub-Advisor (the "Proxy Voting Policies") are attached as an Exhibit 99.PROXYPOL hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) BlackRock’s fund management team involved with the Registrant is led by a team of investment professionals, including the following individuals who have day-to-day responsibility: Robert S. Kapito and Michael P. Lustig.

Robert S. Kapito, Vice Chairman and a Director of BlackRock, is head of Portfolio Management and a member of the Executive and Management Committees and Investment Strategy Groups. Mr. Kapito oversees all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito also serves as President and a Director for BlackRock's family of closed-end mutual funds. Mr. Kapito has been a portfolio manager with BlackRock since 1988.

Michael P. Lustig, Managing Director and portfolio manager, is a member of the Fixed Income Portfolio Management Group. Mr. Lustig is responsible for managing the firm's taxable closed-end funds, the structured mortgage and derivative products sector, and the markets-based risk advisory effort as well as the internal training program. Mr Lustig has been with BlackRock since 1989.

(a)(2) As of October 31, 2006, Robert S. Kapito managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	2	$418,515,006	0	0

Pooled Investment Vehicles Other Than Registered Investment Companies	3	$1,024,435,179	1	$1,024,435,179

Other Accounts	4	$800,000	0	0

As of October 31, 2006, Michael P. Lustig managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	8	$1,413,695,940	0	0

Pooled Investment Vehicles Other Than Registered Investment Companies	2	$1,024,435,179	1	$1,024,435,179

Other Accounts	9	$3,811,757,791	0	0

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Registrant, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Registrant. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Registrant. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Registrant by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Registrant. In this connection, it should be noted that portfolio management team may manage certain accounts that are subject to performance fees. In addition, the portfolio management team may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

          Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          Long-Term Retention and Incentive Plan (LTIP) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

          Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

          Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

          Incentive Savings Plans —BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the 50% employee’s pre-tax contribution of up to 6% of the employee’s salary, limited to $4,000 per year. BlackRock also offers a Company Retirement Contribution equal to 3% to 5% of eligible compensation, depending on BlackRock, Inc.’s overall net operating income. The company match is made in cash. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

          Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. These benchmarks include customized benchmarks, Lipper peer groups and a subset of other closed-end taxable debt funds. A group of BlackRock, Inc.’s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include Customized Index and standard list.

          The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark’s return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

(a)(4) As of October 31, 2006, the end of the Registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Registrant is shown below:

Robert S. Kapito: $1-$10,000
Michael P. Lustig: None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
The Registrant’s Governance Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures.

Item 11. Controls and Procedures.
(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principle executive and principle financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a -3(d)) that occurred during the Registrant's fourth fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the 1940 Act attached as EX-99.CERT.

(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906CERT.

Proxy Voting Policies attached as EX-99.PROXYPOL.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     BCT Subsidiary, Inc.

By:     /s/ Donald C. Burke
Name: Donald C. Burke
Title:    Treasurer and Principal Financial Officer
Date: January 12, 2007

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     /s/ Robert S. Kapito
Name: Robert S. Kapito
Title:    President and Principal Executive Officer
Date: January 12, 2007

By:     /s/ Donald C. Burke
Name: Donald C. Burke
Title:    Treasurer and Principal Financial Officer
Date: January 12, 2007